TNX-102 SL* for the Treatment of Fibromyalgia: Role of Nonrestorative Sleep on Pain Centralization

Seth Lederman[1], Daniel Clauw[2], Judy Gendreau[3], Lesley Arnold[4], Harvey Moldofsky[5], Philip Mease[6], Bruce Daugherty[1], R. Michael Gendreau[3]

[1]Tonix Pharmaceuticals, New York, New York. [2]University of Michigan, Ann Arbor, Michigan. [3]Gendreau Consulting, LLC, Poway, California. [4]Psychiatry, University of Cincinnati College of Medicine, Cincinnati, Ohio. [5]University of Toronto, Toronto, Canada. [6]University of Washington, Seattle, Washington.

Introduction

- In patients with fibromyalgia (FM), sleep quality has been shown to correlate to symptoms: when sleep is perceived as restful, patients report substantial improvement in their daytime symptoms
- Unfortunately, poor nighttime sleep has been considered as a predictor of a more painful day, and a more painful day in turn tends to be followed by poorer sleep at night, creating a vicious cycle
- The importance of nonrestorative sleep in the pathophysiology of FM suggests that treatments that improve sleep quality may improve FM globally by a mechanism distinct from that of centrally acting analgesics
- TNX-102 SL is an eutectic sublingual formulation of cyclobenzaprine (CBP) designed for rapid transmucocal absorption and bedtime use
- Phase 1 comparative pharmacokinetic study supports the advantage of the proprietary CBP eutectic formulation
- The current study was designed to evaluate the safety and efficacy of TNX-102 SL in the treatment of FM

Methods

BESTFIT Study Characteristics and Endpoint Measures

BESTFIT = Bedtime Sublingual TNX-102 SL as Fibromyalgia Intervention Therapy

- 12-week randomized, double-blind, placebo-controlled study in patients diagnosed with fibromyalgia by 2010 ACR criteria
- 205 participants in 17 centers in the United States
  - Placebo (n=102)
  - TNX-102 SL 2.8 mg (n=103)

Entry Criteria

- The patient had a diagnosis of primary fibromyalgia as defined by the 2010 ACR Preliminary Diagnostic Criteria for fibromyalgia defined as all of the following:
  a) WPI ≥7 and SS scale score ≥5; OR WPI 3-6 and SS scale score ≥9; and
  b) Symptoms present at a similar level for at least 3 months; and
  c) Patients did not have a disorder that would have otherwise explained their pain.

Primary efficacy endpoint

- Mean change from baseline in the daily diary pain score during week 12
- 11-point (0-10) Numerical Rating Scale (NRS) to assess prior 24-hour average pain intensity

Key secondary efficacy endpoints

- Patient Global Impression of Change (PGIC)
- Fibromyalgia Impact Questionnaire-Revised (FIQ-R)
- Daily Sleep Diary
- PROMIS Sleep Disturbance Instrument

Safety Evaluation

- Adverse events (AEs)
- Administration site reactions/local oral adverse events

Patient Disposition


Participants in 17 US centers
N = 205
Placebo
n = 102
TNX-102 SL
n = 103
Early termination/ drug withdrawal
17 (16.6%)
Due to AE
5 (4.9%)
Due to LOE
6 (5.9%)
Due to all other reasons
6 (5.9%)
Early termination/ drug withdrawal
14 (13.6%)
Due to AE
8 (7.8%)
Due to LOE
2 (1.9%)
Due to all other reasons
4 (3.9%)
Completed 12 weeks on treatment
n = 85 (83.3%)
Completed 12 weeks on treatment
n = 89 (86.4%)

LOE = Lack of efficacy

Baseline Characteristics

Characteristic	Placebo N=101	TNX-102 SL N=103
Age (SD)	49.7 (11.7)	50.7 (9.9)
Males (%)	3 (3%)	7 (6.8%)
Caucasian (%)	88 (87%)	91 (88%)
Weight, kg (SD)	80.9 (17.2)	80.6 (16.7)
BMI (SD)	30.0 (5.5)	30.0 (5.7)
Never smoked	68%	60%
Currently employed	55%	48%
College level or higher education	77%	85%

TNX-102 SL Daily Pain Scores at Week 12 (MMRM)


Week 12 LS Mean Change
Placebo (n=82)
TNX-102 SL (n=88)
-1.0
-1.5
P=.086

MMRM= Mixed model for repeated measures (intent-to-treat Population)

All sleep secondary endpoints improved on TNX-102 SL


Sleep Diary (Sleep Quality)
FIQ-R Sleep Score
PROMIS Sleep T-Score
-0.88
-1.85
P<.001
-1.15
-2.94
P<.001
-4.9
-8.8
P=.004

JTC-I = Jump To Control/Multiple Imputations (intent-to-treat Population)
MMRM= Mixed model for repeated measures

Change from Baseline in NRS Weekly Average of Daily Sleep Quality Scores (MMRM)


Study Week
Placebo
TNX-102 SL
-0.88
-1.85
P<.001

MMRM=Mixed model for repeated measures; NRS=Numeric rating scale

30% Responder Rate on Daily Diary Pain Score Was Higher for TNX-102 SL


34.0%
P=.033
20.6%
Placebo (n=102)
TNX-102 SL (n=103)
Study Week

TNX-102 SL Improved FIQ-R Pain Scores


Week 12 LS Mean Change by MMRM
Placebo (n=82)
TNX-102 SL (n=88)
-0.72
-1.80
P=.004

MMRM= Mixed model for repeated measures

TNX-102 SL Showed Significant Improvement on the Clinic-Reported Numeric Rating Scale Pain Measure


Study Week
Placebo (7 day) n=102
TNX-102 SL (7 day) n=103
P=.033

PGIC Response Rate Over Time


% Responders
P=.78
P=.48
P=.20
P=.025
8.8
7.8
15.7
19.4
19.6
27.2
16.7
30.1
Week 2
Week 4
Week 8
Week 12
Placebo (n=102)
TNX-102 SL (n=102)

PGIC = Patients' Global Impression of Change, Responder defined as "Much Improved" or "Very Much Improved"

TNX-102 SL Demonstrated a Significant Improvement in FIQ-R Total Score (MMRM)


Study Week
Placebo (n=101)
TNX-102 SL (n=103)
P=.014

MMRM= Mixed model for repeated measures

Proprietary Cyclobenzaprine Hydrochloride Eutectic Mixture Stabilizes Tablet Formulation


Cyclobenzaprine-HCl CBP-HCl
Protective crystal
Eutectic

Cyclobenzaprine Is Detected in Plasma Within 20 Minutes Following Sublingual Administration of TNX-102 SL in Phase 1 Comparative Pharmacokinetic Study

Plasma Concentration Versus Time of TNX-102 SL Compared to Cyclobenzaprine IR


TNX-102 SL 2.8 mg
Cyclobenzaprine IR 5 mg
0
0.5
1.0
1.5

Pharmacokinetics of Cyclobenzaprine Formulations and Active Metabolite

Parameter	TNX-102 2.8 mg SL	Oral IR CBP	Comparison
Dose	2.8 mg sublingual tablet	5 mg oral tablet	44% lower dose for SL
Absorption Lag Time (T_{lag})	0.050 hr (3 min)	0.622 hr (37 min)	12 x faster for SL
Relative Bioavailability (F_{rel})	154%	-	54% greater for SL
T_{max}	4.33 hr	4.00 hr	Similar
C_{max}	3.41 ng/mL	4.26 ng/mL	20% lower for SL
AUC_{0-48}	57.4 ng•hr/mL	69.5 ng•hr/mL	17% lower for SL
Active Metabolite	**nCBP**	**nCBP**	
C_{max}	0.81 ng/mL	1.71 ng/mL	53% lower for SL
AUC_{0-48}	30.5 ng•hr/mL	58.6 ng•hr/mL	48% lower for SL

TNX-102 SL Adverse Events

Systemic Adverse Events (>2 subjects in either group)

System Organ Class	Adverse Event Term	Placebo (n=101)	TNX-102 SL (n=103)
	At least 1 TEAE	58 (57.4%)	80 (77.7%)
Gastrointestinal Disorders	Hypoesthesia oral	1 (1.0%)	43 (41.7%)
	Dry mouth	4 (4.0%)	4 (3.9%)
	Constipation	1 (1.0%)	4 (3.9%)
	Nausea	2 (2.0%)	3 (2.9%)
	Paraesthesia oral	0	3 (2.9%)
	Vomiting	0	3 (2.9%)
Infections and infestations	Sinusitis	3 (3.0%)	3 (2.9%)
	Nasopharyngitis	2 (2.0%)	3 (2.9%)
	Upper respiratory tract infection	2 (2.0%)	3 (2.9%)
	Urinary tract infection	1 (1.0%)	3 (2.9%)
	Bronchitis	1 (1.0%)	3 (2.9%)
	Gastroenteritis viral	0	3 (2.9%)
Nervous system disorders	Somnolence	7 (6.9%)	2 (1.9%)
	Dizziness	3 (3.0%)	3 (2.9%)
Musculoskeletal and connective tissue disorders	Back pain	3 (3.0%)	5 (4.9%)
General disorders and administration site conditions	Product taste abnormal	0	8 (7.8%)
Psychiatric disorders	Abnormal dreams	2 (2.0%)	3 (2.9%)
	Anxiety	4 (4.0%)	1 (1.0%)
	Insomnia	3 (3.0%)	1 (1.0%)
Respiratory, thoracic and mediastinal disorders	Cough	3 (3.0%)	0

Oral Adverse Events (≥2 subjects in either group)

Adverse Event Term	Placebo (n=101)	TNX-102 SL (n=103)
Hypoesthesia oral	1 (1.0%)	43 (41.7%)
Product taste abnormal	-	8 (7.8%)
Glossitis	1 (1.0%)	2 (1.9%)
Glossodynia	1 (1.0%)	2 (1.9%)
Paraesthesia oral (tingling)	-	3 (2.9%)
Swollen tongue	1 (1.0%)	2 (1.9%)
Aphthous stomatitis	1 (1.0%)	1 (1.0%)
Lip swelling	-	2 (1.9%)
Tongue ulceration	-	2 (1.9%)

Presence of Oral Adverse Events Did Not Lead to Significant Differences in Outcome Measures

Mean Change from Baseline (MMRM)


Total score
Symptom domain score
Pain item
Sleep quality item
Stiffness item
Anxiety item
Sensitivity item
FIQ-R Endpoints
Mean Change from Baseline

MMRM= Mixed model for repeated measures

≥30% Responder Rate


Placebo w/o hypoaesthesia (n=102)
TNX-102 SL with hypoaesthesia (n=43)
TNX-102 SL w/o hypoaesthesia (n=60)
20%
32%
35%

Conclusions

- TNX-102 SL, an eutectic sublingual formulation of CBP, administered at bedtime improved sleep quality by multiple measures
- Nonrestorative sleep has been linked to central sensitization, which is a process in which regional chronic pain leads to changes in central pain processing and interpretation
- Treatment with TNX-102 SL demonstrated improvement in sleep quality, which in turn led to a broad range of FM symptom improvements including PGIC, FIQ-R total score, as well as pain reduction (30% response)
- A Phase 3 study has been initiated based on this outcome

References

1. Data on file, Tonix Pharmaceuticals.

*TNX-102 SL is an Investigational New Drug and has not been approved for any indication.

Lederman S, Clauw D, Gendreau J, et al. TNX-102 SL for the treatment of fibromyalgia: role of nonrestorative sleep on pain centralization. Poster presented at: 16th EULAR Annual European Congress of Rheumatology; June 10-13, 2015; Rome, Italy.